The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM (TIC)	- as tenants in common	UNIF GIFT MIN (TRANS) ACT ________	Custodian ________
TEN ENT	- as tenants by the entireties	(UGMA) (UTMA)	(Cust) (Minor)
JT TEN (J/T)	- as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts (Transfer) to Minors Act ________ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received North American Oil & Gas Corp. *hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR SOME OTHER IDENTIFYING NUMBER OF ASSIGNEE

4553629

Beaufort Ventures PLC
141 Finsbury Pavement
London EC 2A 1 NT
United Kingdom

PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

300,000 *Shares*

of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Matthew McCurdo, Esq. *Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises*

Dated 03/24/2014

X Linda Gassaway

Linda Gassaway, CFO

NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATSOEVER.

SIGNATURE GUARANTEE
(BY BANK, BROKER, CORPORATE OFFICER)

North American Oil & Gas Corp.

CERTIFICATE NUMBER

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

SHARES

PAR VALUE $0.001
COMMON STOCK

CUSIP NO. 65704V202

THIS CERTIFIES THAT SPECIMEN

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK PAR VALUE OF $0.001 EACH OF

North American Oil & Gas Corp.

TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR. WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:

COUNTERSIGNED AND REGISTERED:
ISLAND STOCK TRANSFER
Transfer Agent

By

Authorized Signature

Robert Rosenthal
CEO

Linda Gassaway
CFO

North American Oil & Gas Corp.
Corporate Seal
NEVADA

15500 Roosevelt BLVD, Suite 301 Clearwater, Fl 33760
727.289.0010